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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 9, 2007


           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-A1
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                                (Issuing Entity)



                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)



                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)



                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

          Delaware               333-130545                  13-3416059
  ---------------------        ---------------           --------------------
      (State or other            (Commission              (IRS Employer
      jurisdiction of            File Number)            Identification No.)
       incorporation)

                     250 Vesey Street
            4 World Financial Center 28th Floor
                 New York, New York                           10080
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       (Address of principal executive offices)               Zip Code

           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        Other Events

                  Filing of Legality Opinion

         Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates.


ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Not applicable:

              (d)   Exhibits:

                  5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                  8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).


                  23.1     Consent of Dechert LLP (included in Exhibit 5.1).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By:      /s/ Tom Saywell
                                                --------------------------------
                                       Name:    Tom Saywell
                                       Title:   Authorized Signatory

Date:  February 9, 2007



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                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1              Consent of Dechert LLP (included in Exhibit 5.1)